Exhibit 10.19

CONFIDENTIALTREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN

SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

A10 AND RESELLER CONFIDENTIAL

SEVENTH AMENDMENT

TO RESELLER AGREEMENT

This Seventh Amendment (the “Seventh Amendment”), dated as of April 9, 2013, is made in respect of that certain Reseller Agreement between A10 Networks, Inc. (“A10 Networks”) and NEC Corporation (“NEC” or “Reseller”) dated April 2, 2009 (the “Agreement”). Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Agreement.

WHEREAS the parties entered into the Agreement to appoint NEC as a non-exclusive reseller of A10 Networks’ Products for the territory of Japan;

WHEREAS the parties desire to amend the Agreement within this said Seventh Amendment to Agreement;

NOW THEREFORE, in consideration of the mutual covenants and promises set forth herein and for other good and valuable consideration, the receipt of which both parties hereby acknowledge, Al0 Networks and Reseller agree as follows:

I.	Amendment of the Agreement. Reseller and Al0 Networks hereby agree to amend the Agreement as follows:

The following service plan outside the scope of the Service Plan limited to Section 1 through Section 9 of Reseller Agreement Exhibit B is added:

A10 Networks Special Service Plan for NTT docomo sp-mode

1.	Service Plan for post support.

1.1	Additional support fee shall be mutually agreed by Reseller and A10 Networks. This additional support fee is [***] from April 1, 2013 through September 30, 2013.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A10 AND RESELLER CONFIDENTIAL

1.2	Service Plan is between A10 Networks and Reseller. Resellers are responsible for selling their own service contract to End Users, and Reseller must be the primary contact to End Users. End Users should not contact A10 Networks directly.

1.3	Service Plan is limited to units of products that are mutually agreed by Reseller and A10 Network based on the attachment named Units of products for post support. In case there is any change, it has to be notified to A10 Networks in advance and required to have agreement.

1.4	Priority issue is defined here as the customer’s production network is down or there is continuous serious impact to the customer’s business operations and it is obvious that A10 Networks’ product is the cause of a problem. For example, continuous reload/reboot, unsuccessful HA failover, and significant packet loss.

1.5	In occurrence of multiple priority issues at the same time, A10 Networks will make best effort to resolve each issue in sequential manner.

1.6	A10 Networks shall provide 24x7 Support phone and email access in occurrence of priority issue.

1.7	Priority issue will take fast escalation path with commercially reasonable best effort.

2.	Service Plan for pro-active support

2.1	Additional support fee shall be mutually agreed by Reseller and A10 Networks. This additional support fee is [***] from April 1, 2013 through September 30, 2013.

2.2	Service Plan is limited to units of products that are mutually agreed by Reseller and A10 Network based on the attachment named Units of products for based on serial number. In case there is any change, it has to be notified to A10 Networks in advance and required to have agreement.

2.3	A10 Networks will make best effort to provide bug information of product that may affect the customer’s service based on feature the customer uses as in timely manner.

2.4	Bug information shall be limited to software version and feature the customer is using in production network based on the customer’s configuration

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A10 AND RESELLER CONFIDENTIAL

3.	FR (Change Request, New Feature)

3.1	Statement of Work (SOW)

SOW will be written specifically for each feature. The development fee will depend on feature requirements, feature complexity, system and hardware implications and time line. For the SOW, the averaged software development and testing cost to base on is [***]/engineer per day.

4.	Reseller Requirement

The obligation of A10 Networks to provide Service Plan is subject to Reseller’s fulfillment of the following conditions. Reseller understands and agrees that part or all of Service Plan may not be provided by A10 Networks to Reseller, as a result of Reseller not being able to fulfillment any one of the following conditions.

4.1	Reseller shall maintain adequate amount of spare units, and evaluation units of Product, to support End Users.

4.2	Reseller shall provide first level support to End User or sub-reseller, and isolate the problem to a point where it can be identified as a problem of the Product, before reporting the problem to A10 Networks.

4.3	Reseller shall cooperate with A10 Networks in providing necessary information, including but not limited to detailed problem description, replication procedure, network diagram, and End User environment, necessary for A10 Networks to perform Service Plan. Reseller shall obtain the latest sh-tech information of Units of Products for service and provide them to A10 Networks at the beginning of every month within five business days. For RMA, Reseller shall provide to A10 Networks the Product serial number of End User Product and the serial number of the Reseller spare unit the End User Product is to replace.

4.4	Reseller shall maintain adequate qualified technical personnel, including support engineers to perform basic hardware and software configuration and troubleshooting, and perform remedial hardware maintenance of Product. Reseller representative contacting A10 Networks TAC must be trained and qualified by A10 Networks.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A10 AND RESELLER CONFIDENTIAL

II.	Seventh Amendment Miscellaneous. As expressly amended hereby, the Agreement shall continue in full force and effect in accordance with the provisions hereof and thereof, and shall constitute the entire agreement between the parties hereto with respect to the subject matter contained herein and therein. The Agreement may only be further amended in writing signed by both the parties thereto. This Seventh Amendment shall be governed by and construed in accordance with the laws of the state of California, the United States of America. The United Nation Convention on Contracts for the International Sale of Goods does not apply to this Seventh Amendment, the Agreement or any services, software or goods provided in connection herewith or therewith. This Sixth Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

[Signature page follows.]

A10 AND RESELLER CONFIDENTIAL

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be executed by their duly authorized officers as of the day and year first above written.

A10 Networks, Inc.

By:	/s/ Lee Chen
Name:	Lee Chen
Title:	Founder and CEO
Date:	April 29, 2013

NEC Corporation

By:	/s/ Akira Hashimoto
Name:	Akira Hashimoto
Title:	Senior Manager
Date:	April 9, 2013

A10 AND RESELLER CONFIDENTIAL

Attachment - Units of Products for service

1.	Scope of service plan:

Units of Products for service are listed in below

NW-ID	Product & Serial number (s/n)	Quantity
BRA	• AX2200-DC : 14 Model Serial Numbers • AX5200 : 6 Model Serial Numbers • AX5200-DC : 96 Model Serial Numbers • AX5200-11-DC : 10 Model Serial Numbers	[***]

EXO	• AX2200-DC : 2 Model Serial Numbers	[***]

EXT	• AX3400-DC : 24 Model Serial Numbers • AX5200-SSL-DC : 18 Model Serial Numbers • AX5200-11-SSLE : 4 Model Serial Numbers	[***]

INT	• AX2200-DC : 6 Model Serial Numbers	[***]

Total		[***]

Definition of NW-ID

•	BRA- Web Redirector, NAT Redirector, LSN

•	EXO- NAT Redirector

•	EXT- External LB

•	FBR- Fixed Rate (Limited to mopera only)

•	FMT- Femtocell (Limited to mopera only)

•	INT- Internal LB

•	PLC- Public access

•	MBR- M-Zone Web Redirector

•	NWA- Network authorization LB

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A10 AND RESELLER CONFIDENTIAL

2.	Any new added or replaced units of products or series number changes in Products and NW ID above from April 1, 2013 to September 30, 2013 shall be notified to A10 Networks before installed at End User location in order to receive post-support and pro-active support.